                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       December 31, 2005
                                                       ($ in Thousands)



                                               6/05 QTR                    9/05 QTR                   12/05 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   24,868                  $   24,756                  $   24,736
                  - General                      24,371                      24,259                      24,410
                  - Specific                        498                         497                         327
Net Charge-offs (Recoveries) for the Qtr             (8)                        112                          20
Nonperforming Assets - Total                      7,975                       7,344                       7,779
                     - REO                          643                         756                         410
                     - Nonaccrual                 7,332                       6,588                       7,369
Troubled Debt Restructuring                         572                         573                         281

Regulatory Capital Ratios - Tangible          1,102,496        14.09%     1,123,485         13.75%    1,144,708         13.86%
                          - Core              1,102,496        14.09      1,123,485         13.75     1,144,708         13.86
                          - Risk Based        1,118,939        26.25      1,140,877         26.75     1,163,041         25.65

                                               6/05 QTR     6/05 YTD       9/05 QTR      9/05 YTD     12/05 QTR
                                               --------     --------       --------      --------     ---------
Loan Originations - Total                    $  667,886   $1,743,263     $  693,563    $2,436,826    $  597,101
                  - Single-Family               320,126      855,401        354,156     1,209,557       297,693
                  - Multi-Family                 40,470       98,989         52,850       151,839        32,792
                  - Land                        121,490      269,548         89,314       358,862        91,146
                  - Construction                185,800      519,325        197,243       716,568       175,470

                                               6/05 QTR     6/05 YTD       9/05 QTR      9/05 YTD     12/05 QTR
                                               --------     --------       --------      --------      --------
Loan Servicing Fee Income                    $    1,651   $    4,917     $    1,910    $    6,827    $    1,722
Other Fee Income                                    237          705            341         1,046           221
                                               --------     --------       --------      --------      --------
     Total Fee Income                        $    1,888   $    5,622     $    2,251    $    7,873    $    1,943
                                               ========     ========       ========      ========      ========

                                               6/05 QTR     6/05 YTD       9/05 QTR      9/05 YTD     12/05 QTR
                                               --------     --------       --------      --------      --------
Average Loans                                $5,643,508   $5,422,368     $5,856,081    $5,531,687    $6,154,927
Average Earning Assets                        7,571,048    7,364,978      7,794,351     7,473,204     8,090,609
Average Assets                                7,777,389    7,586,711      8,031,363     7,697,085     8,270,488
 Average Paying Liabilities                   6,442,057    6,252,803      6,642,604     6,351,054     6,890,433
Operating Expenses/Average Assets                  0.66%        0.68%          0.68%         0.68%         0.61%
Efficiency Ratio                                  19.55        18.42          21.64         19.16         18.75
Amortization of Intangibles                  $      293   $      917     $      281    $    1,198    $      269

Repayments                                     6/05 QTR     6/05 YTD       9/05 QTR      9/05 YTD     12/05 QTR
----------                                     --------     --------       --------      --------      --------
     Loans                                   $  475,893   $1,257,678     $  510,214    $1,767,892    $  467,061
     MBS                                         53,199      154,689         67,009       221,698        54,625

EOP Numbers                                    6/05 QTR                    9/05 QTR                   12/05 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                86,777,363                  86,933,294                  87,017,789

Share repurchase information                   6/05 QTR     6/05 YTD       9/05 QTR      9/05 YTD     12/05 QTR
----------------------------                   --------     --------       --------      --------      --------
Remaining shares auth. for repurchase         3,310,014    3,310,014      3,310,014     3,310,014     3,310,014
Shares repurchased                                    -            -              -             -             -
Average share repurchase price               $        -   $        -     $        -    $        -    $        -


                                                               -1-


Tangible Book Value                            6/05 QTR                    9/05 QTR                   12/05 QTR
-------------------                            --------                    --------                    --------
     $ Amount                                $1,116,156                  $1,130,049                  $1,141,648
     Per Share                                    12.86                       13.00                       13.12
# of Employees                                      770                         749                         751
Tax Rate - Going Forward                          35.50%                      35.50%                      35.50%

                                                6/05 QTR                    9/05 QTR                   12/05 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $4,451,132  70.2%           $4,630,411  70.2%           $4,840,030  70.7%
     Multi-Family                               481,184   7.6               501,823   7.6               506,939   7.4
     Construction                               978,411  15.5             1,021,419  15.5             1,042,005  15.2
     Land                                       421,966   6.7               438,621   6.7               460,326   6.7
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $6,332,693   100%           $6,592,274   100%           $6,849,300   100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                      6/05 QTR                   9/05 QTR                   12/05 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,255,177  46.8%    43     $2,350,615  46.7     43     $2,380,167   46.8%    43
     ID                                         504,357  10.5     16        519,962  10.3     16        524,886   10.3     16
     OR                                         862,457  17.9     27        911,691  18.1     27        913,637   18.0     27
     UT                                         291,300   6.1     10        299,609   6.0     10        299,433    5.9     10
     NV                                         103,619   2.2      3        127,514   2.5      3        136,666    2.7      3
     TX                                          36,162   0.8      2         49,420   1.0      3         57,496    1.1      3
     AZ                                         755,613  15.7     20        772,694  15.4     20        775,042   15.2     20
                                             ----------  ----    ---     ----------  ----    ---     ----------   ----    ---
     Total                                   $4,808,685   100%   121     $5,031,505   100%   122     $5,087,327    100%   122
                                             ==========  ====    ===     ==========  ====    ===     ==========   ====    ===

                                                   6/05 QTR                    9/05 QTR                   12/05 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   14,611   0.3%           $   34,013   0.7%           $   29,306   0.6%
NOW (interest)                                  176,537   3.7               171,469   3.4               175,067   3.4
Savings (passbook/stmt)                         200,176   4.2               191,919   3.8               187,034   3.7
Money Market                                    894,682  18.6               871,945  17.3               886,032  17.4
CD's                                          3,522,679  73.2             3,762,159  74.8             3,809,888  74.9
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $4,808,685   100%           $5,031,505   100%           $5,087,327   100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,268,965                  $1,365,486                  $1,412,390

Brokered Deposits                            $      ---                  $      ---                  $      ---


                                                                        -2-